                                                                    Exhibit 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

 Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C.ss.1350)

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (18  U.S.C.ss.1350),
the undersigned, Michael E. DeDomenico, Chief Executive Officer of NuCo2 Inc., a
Florida  corporation  (the  "Company"),  does hereby certify,  to his knowledge, that:

The Quarterly  Report on Form 10-Q for the fiscal  quarter  ended  September 30,
2002 of the Company (the  "Report")  fully  complies  with the  requirements  of section  13(a)  or  15(d)  of the  Securities  Exchange  Act of  1934,  and  the
information  contained in the Report fairly presents,  in all material respects, the financial condition and results of operations of the Company.

                                               /s/ Michael E. DeDomenico
                                               -------------------------
                                               Michael E. DeDomenico
                                               Chief Executive Officer
                                               November 14, 2002